SEQUIAM CORPORATION
                                      PROXY

                This Proxy is Solicited by the Board of Directors

     The undersigned Stockholder of SEQUIAM CORPORATION (the "Company") acknowledges receipt of the Notice of the Annual Meeting of Stockholders, to be held August 25, 2003, 10:00 a.m. local time, at the Company's offices at 300 Sunport Lane, Orlando, Florida 32809, and hereby appoints Mark L. Mroczkowski, with the power of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said Special Meeting of Stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof. The above named Attorney and Proxy is instructed to vote all of the undersigned's shares as follows:

     (1) To approve the amendment to Section 4.3 of the Company's Bylaws as amended and restated by the Board of Directors.

          [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

     (2) To elect the following individuals as Directors of the Company (Please vote for no more than three individuals. Proxies with more than a total of three (3) votes, by checking the following names, by write-in or by any combination thereof, shall not be counted in the election of Directors):

               [ ]  Nicholas H. VandenBrekel

               [ ]  Mark Mroczkowski

               [ ]  James C. Stanley

               [ ]
                  ---------------------------------------
               (Write-in Candidate)

               [ ]
                  ---------------------------------------
               (Write-in Candidate)

               [ ]
                  ---------------------------------------
               (Write-in Candidate)

     (3) To transact such other business as may properly come before the meeting. In this discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

               [ ]  YES     [ ]  NO

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL NOT BE VOTED ON SUCH ITEM.

                    Dated this     day of            , 2003.
                              -----       -----------


                    ---------------------------------
                    (Signature)


                    ---------------------------------
                    (Signature)


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                    Please sign your name exactly as it appears on your stock
                    certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

                    Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

                    Return this Proxy to:
                    SEQUIAM  CORPORATION
                    300 Sunport Lane
                    Orlando, Florida 32809
                    Tel. (407) 541-0773
                    Fax (407) 240-1431


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Exhibit 10.1      Asset Purchase Agreement between Sequiam Software, Inc. and
Great Barrier Reef, Inc.

                            ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (this "Agreement") is entered into as of August 1, 2003 (the "Effective Date"), by and among GREAT BARRIER REEF, INC., a Delaware corporation ("Buyer"), and SEQUIAM SOFTWARE, INC., a California corporation ("Seller"), with reference to the following recitals:

A. Seller is a diversified technology company, which, among other things, currently has a subscriber base of customers paying for dial-up Internet access service (respectively the "Subscribers" and "Service"). Seller's business includes, but is not limited to providing Service to the Subscribers, and shall be referred to herein as, the "Business." Seller's principal place of business is located at 300 Sunport Lane, Orlando, Florida 32809.

B   Seller desires to sell to Buyer, and Buyer desires to purchase from Seller,
Seller's base of Subscribers; on the terms and conditions set forth in this Agreement.

C. Buyer and Seller intend that immediately following the purchase and Subscriber transition described herein, Seller will cease to operate a dial-up Internet access service and that thereafter neither Seller nor its principals will compete with Buyer as provided in the terms and conditions set forth in this Agreement.

D.   Buyer is a technology company, providing Service to the public.

NOW, THEREFORE, in consideration of the premises and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of Seller and Buyer (each, a "Party") hereby agrees as follows:

1.   Purchase and Sale of Assets.

1.1 Sale and Delivery. Seller agrees to sell and deliver to Buyer, and based upon the representations and warranties of Seller set forth herein, Buyer agrees to purchase and accept from Seller, on the terms and subject to the conditions set forth in this Agreement, and for the purchase price described in Section 1.2, all right, title and interest in and to Seller's base of Subscribers, including, but not be limited to, all right, title and interest in and to all of Seller's Subscriber lists (a reasonably accurate copy of such list is attached hereto as exhibit B; the sufficiency of such list is acknowledged and evidenced by execution of this Agreement by Buyer) and all service and billing information (including, but not limited to each subscriber's mailing address) regarding the Subscribers included on the list (all of the foregoing collectively referred to herein as the "Assets"). The Assets shall include all reasonable efforts on the part of Seller necessary to convert the Subscribers from Seller's system to that of the Buyer, including, but not limited to:

1.1.1 Immediately upon the Effective Date, and not later than four (4) calendar days thereafter, Seller shall deliver to each of the Subscribers identified in Exhibit B, an email message consisting of the text contained in Exhibit C. Seller shall again deliver to each of the Subscribers identified in Exhibit B, an email message consisting of the text contained in Exhibit C after August 15, 2003 and before August 22, 2003.

1.1.2 Immediately upon the Effective Date, and not later than four (4)calendar days thereafter, Seller shall commence calling each of the Subscribers identified in Exhibit B, and orally deliver a message consisting of the text contained in Exhibit D.

1.2 Purchase Price. The purchase price to be paid for the Assets shall be Eighty Dollars ($80.00) for each Subscriber actually converting from Seller's Service to Buyer's (a "Conversion") during the sixty (60) day period after the Effective Date (the "Conversion Period"). The Purchase Price shall be paid as follows:

1.2.1 $16,800.00 (less the amount determined pursuant to section 3.9 hereof) on the Effective Date, as defined below; in the event the total number of Subscribers converting to Buyer's Service during the Conversion period is less than 210, Seller shall refund to Buyer, within twenty-one (21) days after the close of the Conversion Period, an amount equal to Eighty Dollars ($80.00) each such Subscriber less than 210.

1.2.2 Within twenty one (21) days after the close of the Conversion Period, Eighty Dollars ($80.00) for each Conversion in excess of two hundred ten (210), up to a maximum purchase price, including the amount set forth in Section 1.2.1 above, of $48,000.

1.2.3 A Conversion shall be deemed to have occurred if, and only if, during the Conversion Period: (a) a Subscriber identified in Exhibit B shall have enrolled and paid Buyer for at least one month of Buyer's Service; Enrollments for Buyer's Service after the Conversion Period shall not be Conversions for the purpose of this Agreement, or (b) (i) a Subscriber does not opt out in accordance with the email messages described in Section 1.1.1, above, and (ii) on August 29, 2003, Seller delivers to Buyer a list of all such Subscribers and pays to Buyer an amount equal to $9.95 for each such Subscriber; in addition, not later than October 1, 2003, Seller shall pay to Buyer fifty percent (50%) of all amounts collected by Seller for September Service; Seller shall use its normal and customary billing practices during the month of September.

Buyer shall not charge converting Subscribers for September Service provided by either Seller or Buyer.

1.3 Liabilities. It is expressly understood and agreed that Buyer does not assume, and shall not be liable for any of the obligations or liabilities of Seller of any kind or nature whatsoever.

1.4 Seller's Operations. Buyer shall not be responsible for any operating expenses of the Business at any time. Seller shall continue to provide Service to each of the Subscribers identified in Exhibit B during the month of August 2003. Seller shall not attempt to collect fees from Subscribers for Service provided after the Effective date, as defined below. After August 31, 2003, Seller shall cease to provide Service. Exclusively Buyer shall be entitled to charge and collect for Service provided to Subscribers after the Effective Date, as defined below, including Service provided by Seller.

Buyer's Operations. Buyer shall not be required to provide Service to any Subscriber. Each and every Subscriber enrolling for Service with Buyer shall be bound by the terms of Buyer's User Agreement (available on-line at www.gbronline.com).
-----------------

1.6 Expenses. Except as otherwise expressly provided herein, the parties shall each be responsible for the payment of any and all of its own expenses, including, without limitation, the fees and expenses of counsel, accountants, and other advisors, arising out of or relating directly or indirectly to the transactions contemplated by this Agreement.

2. Effective Date. This Agreement shall become effective immediately upon execution by each of the parties (the "Effective Date").

2.1 On the Effective Date, Seller shall deliver or cause to be delivered to Buyer the following:

2.1.1 a Certificate of Good Standing from the California Secretary of State, showing that Seller was validly formed and is in good standing;

2.1.2 documents reasonably acceptable to Buyer evidencing that Seller has the necessary corporate authority to enter into this Agreement and consummate the transactions contemplated herein, including without limitation, resolutions or minutes of the meeting of each of the Directors and Shareholders of Seller approving this Agreement;

2.1.3 an original bill of sale in the form of attached Exhibit "A" (the "Bill of Sale"), duly executed by Seller;

3. Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer as follows:

3.1 Organization and Standing. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California. Seller has full corporate power and authority to own the Assets and operate the Business as heretofore conducted.

3.2 Authority to Contract. Seller has the right, power, legal capacity, and authority to enter into and perform the obligations under this Agreement, and no approvals or consents of any persons or entities are necessary in connection with Seller's performance under this Agreement.

3.3 Corporate Action. The execution and delivery of this Agreement by Seller has been duly authorized by all necessary corporate action on the part of Seller, and this Agreement, when executed and delivered, shall constitute a valid and binding obligation of Seller, enforceable in accordance with its terms, except as such validity and enforceability may be affected by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights.

3.4 No Brokers. No broker, finder or similar agent has been employed by or on behalf of Seller in connection with this Agreement or the transactions contemplated hereby, and Seller has not entered into any agreement or understanding of any kind with any person for the payment of any brokerage commission, finder's fee or any similar compensation in connection with this Agreement or the transactions contemplated hereby.

3.5 No Conflicts. The consummation of the transactions contemplated by this Agreement will not result in or constitute any of the following: (1) a breach of any term or provision of any other agreement between Seller and a third party;
(2) a default or an event that, with notice, lapse of time, or both, would be a default, breach, or violation of the articles of incorporation or bylaws of Seller; (3) an event that would permit any party to terminate any agreement or to accelerate the maturity of any indebtedness or other obligation of Seller; or
(4) the creation or imposition of any lien, charge, or encumbrance on any of the Assets.

3.6 Title. Seller has good and marketable title to all of the Assets, in each case free and clear of all liens, charges or encumbrances, any restrictions on transfer, or any claims of any nature whatsoever;

3.6.1 The Subscribers identified in Exhibit B are current, full paying subscribers to Seller's Service and have continuously subscribed to Seller's Service during the sixty (60) days period immediately preceding the date of this Agreement;

3.6.2 No Subscriber identified in Exhibit B is currently in default for failure to pay periodic fees for Seller's Service and Seller has not waived any such fees.

3.7 Litigation. There are no actions, suits, claims or other proceedings (collectively, "Litigation") pending or, to the best of Seller's knowledge, contemplated or threatened against Seller or the Assets and no such actions, to the best of Seller's knowledge, that would prevent the transfer of the Assets.

3.8 Full Disclosure. None of the representations or warranties furnished by Seller in this Agreement, including the Exhibits to this Agreement and any other document or instrument furnished by Seller to Buyer pursuant to or in connection with this Agreement, contains or will contain any untrue statement of a material fact, or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

3.9 Subscribers. Except subscribers identified in exhibit E, who have prepaid for annual service, Seller has not charged or billed and no Subscriber has paid Seller for Service for any period after September 30, 2003. Seller shall pay Buyer an amount determined by multiplying the number of months remaining in the annual term of each Subscriber identified in exhibit E by $9.95. Buyer shall provide Service to each such Subscriber for the remainder of each such Subscriber's annual term, subject to Buyer's User Agreement. The amount to be paid to Buyer hereunder shall be deducted from the amount to be paid Seller pursuant to section 1.2.1 hereof.

4. Representations and Warranties of Buyer. Buyer hereby represents and warrants to Seller as follows:

4.1 Organization and Standing. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Buyer has full power and authority to own its assets and operate its business as heretofore conducted.

4.2 Authority to Contract. Buyer has the right, power, legal capacity, and authority to enter into and perform the obligations under this Agreement, and no approvals or consents of any persons or entities are necessary in connection with Buyer's performance under this Agreement.

4.3 No Brokers. No broker, finder or similar agent has been employed by or on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby, and Buyer has not entered into any agreement or understanding of any kind with any person for the payment of any brokerage commission, finder's fee or any similar compensation in connection with this Agreement or the transactions contemplated hereby.

5.   Additional Covenants.

5.1  Covenants of Seller. Seller covenants and agrees:

5.1.1 to maintain the confidentiality of the transactions contemplated by this Agreement, and any and all information concerning Buyer and its business acquired by Seller in connection with this Agreement, for a period of two (2) years after the Effective Date, except as required by SEC rules and regulations.

5.1.2 to not, for a period of three (3) years after the Effective Date, offer or provide dial up Internet access service anywhere within a fifty (50) mile radius of the city limits of Orlando, Florida ("Competitive Services"). Seller agrees to hold in trust for Buyer all revenues collected by or on behalf of Seller for Competitive Services. In addition, because an award of money damages (whether pursuant to the foregoing sentence or otherwise) would be inadequate for any breach of this Section 5.1.2 by the Seller and any such breach would cause Buyer irreparable harm, Seller also agrees that, in the event of any breach or threatened breach of this Section 5.1.2, Buyer will also be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance. Such remedies will not be the exclusive remedies for any breach of this Agreement but will be in addition to all other remedies available at law or equity to Buyer.

5.1.3 to not disclose, except under compulsion of law, to any other person, firm or entity, the name, address or other information regarding the Subscribers.

6.   Indemnification.

6.1 Indemnification by Seller. From and after the Effective Date, Seller, shall indemnify, defend and hold harmless Buyer and its shareholders, officers, directors, managers, constituent members, constituent partners, beneficiaries, trustees, affiliates, agents, employees, representatives, assigns, attorneys, heirs, predecessors, and successors (collectively, "Buyer's Indemnified Parties") from and against any and all claims, demands, actions, causes of action, judgments, settlements, losses, damages, liabilities, compromises, injuries, lawsuits, deficiencies, obligations, costs and expenses, including reasonable attorneys' fees, expert witness fees and related costs as incurred by Buyer, arising from or in any way related to any breach of, or failure by Seller to perform, any of its representations, warranties, covenants, or agreements set forth in this Agreement; any event or circumstance occurring prior to the Effective Date which is attributable or related to the operation or ownership of the Business or Assets by Seller; claims relating to refunds demanded by any prepaid annual Subscribers wishing to cancel their service; or any obligation, debt or liability of Seller.

7.   General Provisions.

7.1 Notices. Any notice required by or provided for in this Agreement shall be in writing and delivered via (i) personal hand delivery, (ii) recognized overnight courier (i.e. Federal Express, Airborne, UPS, etc.), or (iii) via telefax with confirmation copy by recognized overnight courier service. Such notices shall be deemed to have been given (i) when received if by personal hand delivery, (ii) one (1) business day after the date sent if by overnight


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
courier, and (iii) when sent if by telefax. The addresses for service of notices on the Purchaser and Seller are set forth as follows:

(a)  If to Buyer, addressed to:
GREAT BARRIER REEF, INC.
Attn: Mr. Mike Hardy
1030 N. Rangeline Rd.
Joplin, MO 64801

(b)  If to Seller, addressed to:
SEQUIAM SOFTWARE, INC.
Attn: Mark Mroczkowski
300 Sunport Lane
Orlando, FL 32809

7.2 Press Releases. Except as required by applicable law, Buyer shall not make any public statement or press releases concerning this Agreement or the transactions contemplated hereby except for such written information as shall have been approved in writing as to form and content by Seller, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, following the Effective Date, Buyer may announce its ownership of the Assets and Seller may disclose the sale of the Assets to comply with SEC Regulations.

7.3 Severability. The provisions of this Agreement are intended by the parties to be severable and divisible, and the invalidity or unenforceability of a provision or term herein shall not invalidate or render unenforceable any other provision or term of this Agreement.

7.4 Entire Agreement. This Agreement, including the exhibits attached hereto and other documents referred to herein, contains the entire understanding of the parties hereto in respect of its subject matter and supersedes all prior and contemporaneous agreements and understandings, oral and written, between the parties with respect to such subject matter.

7.5 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns as permitted hereunder. No person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns as permitted hereunder. No party to this Agreement may assign this Agreement or any rights hereunder without the prior written consent of the other party or parties hereto. Notwithstanding the foregoing, Buyer may assign any of its rights and delegate its duties hereunder to any person, corporation, partnership or other entity that directly or indirectly owns or controls, is owned or controlled by, or is under common ownership or control with, Buyer or any of its affiliates, shareholders or trusts organized for the benefit of its shareholders.

7.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same Agreement.

7.7 Attorneys' Fees. In the event of any legal, equitable or administrative action or proceeding (each, a "Proceeding") brought by any party under this Agreement, the prevailing party shall be entitled to recover the reasonable fees of its attorneys and any costs incurred in such Proceeding, including costs of appeal, if any, in such amount that the court or administrative body having jurisdiction over such Proceeding may award.

7.8 Arbitration. If a dispute or claim shall arise with respect to any of the terms or provisions of this Agreement, then either party may, by notice as herein provided, require that the dispute be submitted under Commercial Arbitration Rules of the American Arbitration Association to an arbitrator in good standing with the American Arbitration Association within fifteen (15) days after such notice is given. Any such arbitrator so selected is to be mutually acceptable to both parties. If both parties are unable to agree upon a single arbitrator, each party shall appoint one (1) arbitrator. If either party does not appoint an arbitrator within five (5) days after the other party has given notice of the name of its arbitrator, the single arbitrator appointed by the party giving notice shall be the


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sole arbitrator and such arbitrator's decision shall be binding upon both parties. If two (2) arbitrators are appointed, these two (2) shall appoint a third arbitrator who shall be the sole arbitrator who shall resolve the dispute. The written decision of the single arbitrator ultimately appointed by or for both parties shall be binding and conclusive on the parties. All proceedings before the arbitrator shall be held in Jasper County, Missouri unless another location is agreed to by the parties.

7.9 Survival. Except as expressly provided herein, the representations, warranties, agreements and indemnities contained in this Agreement shall survive the execution and delivery of this Agreement and the completion of the transactions contemplated herein.

7.10 Incorporation. The recitals and exhibits to this Agreement are incorporated herein and, by this reference, made a part hereof as if fully set forth in each section of this Agreement as applicable.

7.11 Amendment. This Agreement may be amended at any time by a written instrument, specifically denominated as an amendment to this Agreement, executed by Buyer and Seller. Any amendment effected pursuant to this Section shall be binding upon all parties hereto.

7.12 Waiver. Any term or provision of this Agreement may be waived by a written instrument, specifically denominated as a waiver of a provision under this Agreement, executed by the party or parties entitled to the benefits thereof. Any waiver effected pursuant to this Section shall be binding upon all parties hereto. No failure to exercise and no delay in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude the exercise of any other right, power or privilege. No waiver of any breach of any covenant or agreement hereunder shall be deemed a waiver of any preceding or subsequent breach of the same or any other covenant or agreement.

7.13 Construction. The section and subsection headings used herein are inserted for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. As used in this Agreement, the masculine, feminine or neuter gender, and the singular or plural, shall be deemed to include the others whenever and wherever the context so requires.

7.14 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri, without giving effect to any principle or doctrine regarding conflicts of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the Effective Date.

"SELLER"
SEQUIAM SOFTWARE, INC.,
a California corporation
By:


--------------------------------
Mark Mroczkowski, Secretary & CFO

"BUYER"
GREAT BARRIER REEF, INC.,
a Delaware corporation
By:


--------------------------------
Name:
Its:
    ----------------------------


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
Exhibit "A" - Page 1

                                   EXHIBIT "A"
                                  BILL OF SALE
     (Customer List from Sequiam Software, Inc. to Great Barrier Reef, Inc.)


FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, effective as of August 1, 2003 (the "Effective Date"), the undersigned, Sequiam Software, Inc., a Florida corporation ("Assignor"), hereby grants, bargains, sells, conveys, transfers, confirms, assigns and delivers unto Great Barrier Reef, Inc, a Delaware corporation ("Assignee"), all of Assignor's right, title and interest in and to its Customer List (the "Assigned Assets") specifically identified on Exhibit "B" attached to the ASSET PURCHASE AGREEMENT dated August 1, 2003 and incorporated herein by this reference.

TO HAVE AND TO HOLD the Assigned Assets unto Assignee and its successors and assigns forever, Assignor hereby represents and warrants to Assignee and its successors and assigns that Assignor has the right, power and authority to transfer the Assigned Assets to Assignee and that Assignor hereby agrees to defend the title to the Assigned Assets unto Assignee and its successors and assigns against any person claiming an interest in the Assigned Assets, or any part thereof.

This Bill of Sale may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument and each of which taken separately shall constitute an original for all purposes.

IN WITNESS WHEREOF, Assignor has made, executed and delivered this Bill of Sale as of the Effective Date hereof.

"Assignor"
SEQUIAM SOFTWARE, INC.,
a California corporation
By:_______________________
Name:____________________
Its:_______________________



EXHIBIT "B" to BILL OF SALE
SUBSCRIBER LIST


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